UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 12, 2026
Date of Report (date of earliest event reported)

S&T BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-12508		25-1434426
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

800 Philadelphia Street	Indiana	PA	15701
(Address of Principal Executive Offices)			(Zip Code)
(800) 325-2265
Registrant's telephone number, including area code

(Not applicable)
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2.50 par value	STBA	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 12, 2026, S&T Bancorp, Inc. ("S&T") held its 2026 Annual Meeting of Shareholders ("Annual Meeting"). A total of 36,548,632 shares of S&T's common stock were entitled to vote as of February 27, 2026, the record date for the Annual Meeting. There were 30,376,794 shares voted at the Annual Meeting, at which the shareholders were asked to vote on three proposals. Set forth below are the matters acted upon by the shareholders at the Annual Meeting, and the final voting results of each such proposal.
Proposal No. 1 Election of Directors
The 11 directors named in S&T's proxy statement were elected to serve a one-year term until the next annual meeting of shareholders and until their successors are elected and qualified.

	FOR	WITHHELD	BROKER NON-VOTES
Lewis W. Adkins, Jr.	25,972,790	470,143	3,933,861
David G. Antolik	25,706,983	735,950	3,933,861
Peter R. Barsz	25,942,817	500,116	3,933,861
Christina A. Cassotis	26,033,257	409,676	3,933,861
Stephanie N. Doliveira	26,306,050	136,883	3,933,861
Michael J. Donnelly	25,216,124	1,226,809	3,933,861
Jeffrey D. Grube	25,741,035	701,898	3,933,861
Peter G. Gurt	25,983,500	459,433	3,933,861
William J. Hieb	26,195,372	247,561	3,933,861
Christopher J. McComish	26,120,115	322,818	3,933,861
Bhaskar Ramachandran	25,985,769	457,164	3,933,861
Proposal No. 2 Ratification of the Selection of Independent Registered Public Accounting Firm for Fiscal Year 2026
The shareholders voted to ratify the selection of Ernst & Young LLP as S&T's independent registered public accounting firm for the fiscal year 2026. The results of the vote were as follows:

FOR	AGAINST	WITHHELD
30,178,173	162,408	36,213
Proposal No. 3 Advisory Vote to Approve Compensation of S&T's Named Executive Officers
The shareholders voted to approve the non-binding, advisory proposal on the compensation of S&T's named executive officers. The results of the vote were as follows:

FOR	AGAINST	WITHHELD	BROKER NON-VOTES
25,880,791	367,554	194,588	3,933,861

Item 8.01 Other Events.
Reorganization of Committees of the Board of Directors
On May 12, 2026, upon the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors of S&T (the "Board") approved the reorganization of its committees, which included the dissolution of the Credit Risk Committee and the establishment of an executive management-level credit risk committee overseen by the Risk Committee and a Technology and Operations Committee to assist the Board with oversight regarding technology and operations matters. The Technology and Operations Committee charter and the Risk Committee charter were updated as a result of this reorganization and are available on S&T’s website at www.stbancorp.com under Governance.
The information on S&T's website and in this Current Report on Form 8-K is being furnished under Item 8.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Board Committee Appointments
Following this reorganization, the Board appointed its members to serve on the committees of the Board as outlined below:
Executive Committee
Christopher J. McComish, Chair
Jeffrey D. Grube
Peter R. Barsz
Christina A. Cassotis
Michael J. Donnelly
William J. Hieb
Bhaskar Ramachandran

Audit Committee
Peter R. Barsz, Chair
Christina A. Cassotis
Stephanie N. Doliveira
Jeffrey D. Grube
William J. Hieb

Compensation and Benefits
Christina A. Cassotis, Chair
Lewis W. Adkins, Jr.
Stephanie N. Doliveira
Michael J. Donnelly
Peter G. Gurt

Technology and Operations
Bhaskar Ramachandran, Chair
David G. Antolik
Christina A. Cassotis
Stephanie N. Doliveira
William J. Hieb

Nominating and Corporate Governance
Michael J. Donnelly, Chair
Lewis W. Adkins, Jr.
Peter R. Barsz
Jeffrey D. Grube
Peter G. Gurt
Bhaskar Ramachandran

Risk
William J. Hieb, Chair
Lewis W. Adkins, Jr.
Peter R. Barsz
Michael J. Donnelly
Peter G. Gurt
Bhaskar Ramachandran

As previously disclosed, Mr. McComish and Mr. Grube will serve as Chair and Lead Independent Director, respectively, of the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

S&T Bancorp Inc.
/s/ Mark Kochvar
May 15, 2026	Mark Kochvar Senior Executive Vice President, Chief Financial Officer